UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 ____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 17, 2024

FORMFACTOR, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware		000-50307	13-3711155
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

7005 Southfront Road
Livermore,	CA		94551
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code:  (925) 290-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	FORM	Nasdaq Global Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

FormFactor, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on May 17, 2024, online via live webcast. At the Annual Meeting, the Company’s stockholders voted on the following three (3) proposals and cast their votes as follows:

Proposal 1: Election of directors to the Company’s Board of Directors, each to serve on the Company’s Board for a term of one year or until their successor has been elected and qualified or until their earlier death, resignation or removal. The director nominees were:

Nominee	For	Against	Abstain	Broker Non-Votes
Kevin Brewer	69,749,263	74,070	180,087	4,142,849
Rebeca Obregon-Jimenez	69,621,971	202,355	179,094	4,142,849
Sheri Rhodes	69,602,272	216,293	184,855	4,142,849
Michael D. Slessor	69,607,907	228,285	167,228	4,142,849
Thomas St. Dennis	66,482,175	3,342,570	178,675	4,142,849
Kelley Steven-Waiss	69,099,403	724,910	179,107	4,142,849
Jorge Titinger	63,030,264	6,782,709	190,447	4,142,849
Brian White	69,362,563	461,248	179,609	4,142,849

Each director nominee was elected a director of the Company. Following the Annual Meeting, the membership of the Company’s board of directors comprises Thomas St. Dennis*, Michael D. Slessor, Kevin Brewer(1)(3), Rebeca Obregon-Jimenez(2), Sheri Rhodes(3), Kelley Steven-Waiss(1)(2), Jorge Titinger(1)(2), and Brian White(1)(3).

*    Chairperson of the Board of Directors.
(1)    Current member of the Governance and Nominating Committee with Mr. Titinger as Chairperson.
(2)    Current member of the Compensation Committee with Ms. Steven-Waiss as Chairperson.
(3)    Current member of the Audit Committee with Mr. White as Chairperson.

Proposal 2: Non-binding advisory vote to approve the Company's executive compensation:

For	Against	Abstain	Broker Non-Votes
68,160,393	1,657,711	185,316	4,142,849

The Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement relating to the Annual Meeting.

Proposal 3: Ratification of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2024:

For	Against	Abstain
71,169,574	2,793,101	183,594

This proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date:	May 22, 2024	By:	/s/ Alan Chan
			Name:	Alan Chan
			Title:	Senior Vice President,
General Counsel and Secretary